UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                October 29, 2004

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

         0-29798                             23-1408659
         -------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)


    2530 Riva Road, Suite 201
       Annapolis, Maryland                               21401
 -------------------------------------                   -----
(Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On October 29, 2004, CompuDyne Corporation (the "Company"), certain subsidiaries of the Company as guarantor parties thereto (the "Guarantors"), the banks party thereto (the "Banks") and PNC Bank, National Association, as agent for the Banks (the "Agent"), entered into an Amendment to Amended and Restated Credit Agreement (the "Amendment") to the Company's Amended and Restated Credit Agreement dated as of March 31, 2004 among the Company, the Guarantors, the Banks and the Agent (the "Credit Agreement"). Pursuant to the Amendment, certain provisions of the Credit Agreement were amended to provide that:

         o the Company will be required to pledge to the Agent, on behalf of the Banks, cash and marketable securities in an amount not less than the sum of (i) the unpaid aggregate principal balance of all Loans (as defined in the Credit Agreement) advanced under the Credit Agreement and (ii) all letters of credit outstanding under the Credit Agreement;

         o the Company will be required to comply with a Minimum EBITDA covenant for each fiscal quarter ending during the period from December 31, 2004 to and including December 31, 2005;

         o the Company will not be required to comply with the Credit Agreement's Minimum Fixed Charge Coverage Ratio until the fiscal quarter ending March 31, 2006;

         o the Company will not be required to comply with the Credit Agreement's Maximum Leverage Ratio until January 1, 2006; and

         o the Company's unused short-term $15,000,000 revolving credit facility, originally set to expire on March 1, 2005, expired as of the date of the Amendment.

In addition, pursuant to the Amendment, the Lenders have agreed to waive the Company's failure to maintain a Fixed Charge Coverage Ratio of greater than or equal to 1.50 to 1.0 at September 30, 2004.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

Exhibit No.                 Description
-----------                 -----------
10.1               Amendment to Amended and Restated
                   Credit Agreement dated October 29, 2004.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: November 1, 2004



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                               Name:  Geoffrey F. Feidelberg
                               Title:  Chief Financial Officer